As filed with the Securities and Exchange Commission on June 17, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 17, 2014
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03.	Material Modification to Rights of Security Holders.

On June 17, 2014, Bank of America Corporation (the “Company”) issued 60,000 shares of Series V Preferred Stock (as defined in Item 5.03 below).

Under the terms of the Series V Preferred Stock, the ability of the Company to declare or pay dividends on, declare or make distributions with respect to, or repurchase, redeem or otherwise acquire for consideration, shares of its common stock or any preferred stock ranking on a parity with or junior to the Series V Preferred Stock, will be subject to certain restrictions in the event that the Company fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series V Preferred Stock. The restrictions are set forth in the Certificate of Designations described in Item 5.03 below.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2014, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware for the purpose of amending its Amended and Restated Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of its Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series V, $0.01 par value per share (the “Series V Preferred Stock”). The Series V Preferred Stock has a liquidation preference of $25,000 per share. The Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

ITEM 8.01.	Other Events.

On June 17, 2014, the Company closed the sale of 1,500,000 Depositary Shares (the “Depositary Shares”), each representing a 1/25th interest in a share of the Series V Preferred Stock. The terms of the offering of the Depositary Shares are described in the Company’s Prospectus dated March 30, 2012 constituting a part of the Registration Statement on Form S-3 (Registration No. 333-180488), as supplemented by a Prospectus Supplement dated June 12, 2014. Additional exhibits are filed herewith in connection with the offering, issuance and sale of the Depositary Shares.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, dated June 12, 2014 with respect to the offering of 1,500,000 Depositary Shares, each representing a 1/25th interest in a share of Series V Preferred Stock
3.1	Certificate of Designations for the Series V Preferred Stock
4.1
Deposit Agreement related to the Depositary Shares, dated June 13, 2014, among the Company, Computershare Inc., Computershare Trust Company, N.A. and the Holders from time to time of the Depositary Receipts

4.2	Form of Depositary Receipt for the Depositary Shares (included in Exhibit 4.1)
5.1	Opinion of McGuireWoods LLP, regarding legality of the Series V Preferred Stock and the Depositary Shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary

Dated: June 17, 2014

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, dated June 12, 2014 with respect to the offering of 1,500,000 Depositary Shares, each representing a 1/25th interest in a share of Series V Preferred Stock
3.1	Certificate of Designations for the Series V Preferred Stock
4.1
Deposit Agreement related to the Depositary Shares, dated June 13, 2014, among the Company, Computershare Inc., Computershare Trust Company, N.A. and the Holders from time to time of the Depositary Receipts

4.2	Form of Depositary Receipt for the Depositary Shares (included in Exhibit 4.1)
5.1	Opinion of McGuireWoods LLP, regarding legality of the Series V Preferred Stock and the Depositary Shares

4